                                                        Exhibit 99.7
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ----------------------------------------------
    CASE NAME: Longhorn Solutions, Inc.               ACCRUAL BASIS
    ----------------------------------------------

    ----------------------------------------------
    CASE NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
    ----------------------------------------------

    ----------------------------------------------
    JUDGE: Barbara J. Houser
    ----------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002

    IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

    RESPONSIBLE PARTY:

    /s/ Drew Keith                                     Chief Financial Officer
    -------------------------------------            ---------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY              TITLE

    Drew Keith                                         7/22/2002
    -------------------------------------            ---------------------------
    PRINTED NAME OF RESPONSIBLE PARTY                    DATE

    PREPARER:

    /s/ Jessica L. Wilson                              Chief Accounting Officer
    -------------------------------------            ---------------------------
    ORIGINAL SIGNATURE OF PREPARER                       TITLE

    Jessica L. Wilson                                  7/22/2002
    -------------------------------------            ---------------------------
    PRINTED NAME OF PREPARER                             DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

        ------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.                      ACCRUAL BASIS-1
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42147-BJH-11               02/13/95, RWD, 2/96
        ------------------------------------------


        ------------------------------------------------------------------

        COMPARATIVE BALANCE SHEET
        ----------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE              MONTH             MONTH            MONTH
                                                                          ----------------------------------------------------
        ASSETS                                              AMOUNT             April 2002         May 2002        June 2002
        ----------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                               $3,646                  $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                         $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                      $3,646                  $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                      $76,002              $3,601            $3,601           $3,601
        ----------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                               $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                        $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                        $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                           $375,137            $802,071          $802,071         $801,821
        ----------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                          $454,785            $805,672          $805,672         $805,422
        ----------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT                   $120,412                  $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                                $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                                     $120,412                  $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                       $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                  $2,892,844          $2,723,098        $2,723,098       $2,723,098
        ----------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                                     $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                                $3,468,041          $3,528,770        $3,528,770       $3,528,520
        ----------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ----------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                        $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                           $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                           $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                       $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                            $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                                     $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                             $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ----------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                                            $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                                  $73,455                  $0                $0               $0
        ----------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                                 $68,502             $62,509           $62,509          $62,509
        ----------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                             $1,225,717        $1,225,717       $1,225,717
        ----------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES                 $141,957          $1,288,226        $1,288,226       $1,288,226
        ----------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                             $141,957          $1,288,226        $1,288,226       $1,288,226
        ----------------------------------------------------------------------------------------------------------------------
        EQUITY
        ----------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                      $2,194,261        $2,194,261       $2,194,261
        ----------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                                   $46,283           $46,283          $46,033
        ----------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ----------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                                        $0          $2,240,544        $2,240,544       $2,240,294
        ----------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                                $141,957          $3,528,770        $3,528,770       $3,528,520
        ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    --------------------------------------
    CASE NAME: Longhorn Solutions, Inc.           ACCRUAL BASIS-2
    --------------------------------------

    --------------------------------------
    CASE NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
    --------------------------------------

    --------------------------
    INCOME STATEMENT

    -----------------------------------------------------------------------------------------------------------------------
                                                          MONTH            MONTH             MONTH            QUARTER
                                                  ---------------------------------------------------
    REVENUES                                            April 2002        May 2002         June 2002           TOTAL
    -----------------------------------------------------------------------------------------------------------------------
    1.   GROSS REVENUES                                         $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    2.   LESS: RETURNS & DISCOUNTS                              $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    3.   NET REVENUE                                            $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    -----------------------------------------------------------------------------------------------------------------------
    4.   MATERIAL                                               $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    5.   DIRECT LABOR                                           $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    6.   DIRECT OVERHEAD                                        $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    7.   TOTAL COST OF GOODS SOLD                               $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    8.   GROSS PROFIT                                           $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    9.   OFFICER / INSIDER COMPENSATION                         $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    10.  SELLING & MARKETING                                    $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    11.  GENERAL & ADMINISTRATIVE                               $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    12.  RENT & LEASE                                       $1,147              $0                $0            $1,147
    -----------------------------------------------------------------------------------------------------------------------
    13.  OTHER (ATTACH LIST)                                    $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    14.  TOTAL OPERATING EXPENSES                           $1,147              $0                $0            $1,147
    -----------------------------------------------------------------------------------------------------------------------
    15.  INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                                  ($1,147)             $0                $0           ($1,147)
    -----------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    16.  NON-OPERATING INCOME (ATT. LIST)                       $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    17.  NON-OPERATING EXPENSE (ATT. LIST)                      $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    18.  INTEREST EXPENSE                                       $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    19.  DEPRECIATION / DEPLETION                               $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    20.  AMORTIZATION                                           $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    21.  OTHER (ATTACH LIST)                                    $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    22.  NET OTHER INCOME & EXPENSES                            $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    -----------------------------------------------------------------------------------------------------------------------
    23.  PROFESSIONAL FEES                                      $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    24.  U.S. TRUSTEE FEES                                      $0              $0              $250              $250
    -----------------------------------------------------------------------------------------------------------------------
    25.  OTHER (ATTACH LIST)                                    $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    26.  TOTAL REORGANIZATION EXPENSES                          $0              $0              $250              $250
    -----------------------------------------------------------------------------------------------------------------------
    27.  INCOME TAX                                             $0              $0                $0                $0
    -----------------------------------------------------------------------------------------------------------------------
    28.  NET PROFIT (LOSS)                                 ($1,147)             $0             ($250)          ($1,397)
    -----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ---------------------------------------
    CASE NAME: Longhorn Solutions, Inc.             ACCRUAL BASIS-3
    ---------------------------------------

    ---------------------------------------
    CASE NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
    ---------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                                       MONTH                  MONTH                 MONTH           QUARTER
                                                     ---------------------------------------------------------------
    DISBURSEMENTS                                         April 2002              May 2002             June 2002          TOTAL
    -------------------------------------------------------------------------------------------------------------------------------
    1.   CASH - BEGINNING OF MONTH                                  $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS
    -------------------------------------------------------------------------------------------------------------------------------
    2.   CASH SALES                                                 $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    -------------------------------------------------------------------------------------------------------------------------------
    3.   PREPETITION                                                $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    4.   POSTPETITION                                               $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    5.   TOTAL OPERATING RECEIPTS                                   $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    -------------------------------------------------------------------------------------------------------------------------------
    6.   LOANS & ADVANCES (ATTACH LIST)                             $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    7.   SALE OF ASSETS                                             $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    8.   OTHER (ATTACH LIST)                                        $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    9.   TOTAL NON-OPERATING RECEIPTS                               $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    10.  TOTAL RECEIPTS                                             $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    11.  TOTAL CASH AVAILABLE                                       $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    -------------------------------------------------------------------------------------------------------------------------------
    12.  NET PAYROLL                                                $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    13.  PAYROLL TAXES PAID                                         $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    14.  SALES, USE & OTHER TAXES PAID                              $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    15.  SECURED / RENTAL / LEASES                                  $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    16.  UTILITIES                                                  $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    17.  INSURANCE                                                  $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    18.  INVENTORY PURCHASES                                        $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    19.  VEHICLE EXPENSES                                           $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    20.  TRAVEL                                                     $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    21.  ENTERTAINMENT                                              $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    22.  REPAIRS & MAINTENANCE                                      $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    23.  SUPPLIES                                                   $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    24.  ADVERTISING                                                $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    25.  OTHER (ATTACH LIST)                                        $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    26.  TOTAL OPERATING DISBURSEMENTS                              $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    -------------------------------------------------------------------------------------------------------------------------------
    27.  PROFESSIONAL FEES                                          $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    28.  U.S. TRUSTEE FEES                                          $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    29.  OTHER (ATTACH LIST)                                        $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    30.  TOTAL REORGANIZATION EXPENSES                              $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    31.  TOTAL DISBURSEMENTS                                        $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    32.  NET CASH FLOW                                              $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------
    33.  CASH - END OF MONTH                                        $0                    $0                   $0              $0
    -------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    --------------------------------------
    CASE NAME: Longhorn Solutions, Inc.          ACCRUAL BASIS-4
    --------------------------------------

    --------------------------------------
    CASE NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
    --------------------------------------

    -----------------------------------------------------------------------------------------------------------
                                                SCHEDULE          MONTH           MONTH            MONTH
                                                             --------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                    AMOUNT         April 2002       May 2002        June 2002
    -----------------------------------------------------------------------------------------------------------
    1.  0-30                                                                $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    2.  31-60                                                               $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    3.  61-90                                                               $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    4.  91+                                                             $5,182        $5,182           $5,182
    -----------------------------------------------------------------------------------------------------------
    5.  TOTAL ACCOUNTS RECEIVABLE                        $0             $5,182        $5,182           $5,182
    -----------------------------------------------------------------------------------------------------------
    6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                 $1,581        $1,581           $1,581
    -----------------------------------------------------------------------------------------------------------
    7.  ACCOUNTS RECEIVABLE (NET)                        $0             $3,601        $3,601           $3,601
    -----------------------------------------------------------------------------------------------------------

    ------------------------------------------------------

    AGING OF POSTPETITION TAXES AND PAYABLES                        MONTH:   June 2002
                                                                          -------------------------------------
    -----------------------------------------------------------------------------------------------------------
                                     0-30           31-60         61-90             91+
    TAXES PAYABLE                    DAYS           DAYS          DAYS             DAYS           TOTAL
    -----------------------------------------------------------------------------------------------------------
    1.  FEDERAL                             $0           $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    2.  STATE                               $0           $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    3.  LOCAL                               $0           $0                 $0            $0               $0
    ---------------------------------------------------------------------------------------------------------
    4.  OTHER (ATTACH LIST)                 $0           $0                 $0            $0               $0
    ---------------------------------------------------------------------------------------------------------
    5.  TOTAL TAXES PAYABLE                 $0           $0                 $0            $0               $0
    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------
    6.  ACCOUNTS PAYABLE                    $0           $0                 $0            $0               $0
    ---------------------------------------------------------------------------------------------------------

    ------------------------------------------

    STATUS OF POSTPETITION TAXES                                    MONTH:   June 2002
                                                                          -------------------------------------
    -----------------------------------------------------------------------------------------------------------
                                                 BEGINNING        AMOUNT                        ENDING
                                                    TAX        WITHHELD AND/      AMOUNT         TAX
    FEDERAL                                      LIABILITY*     OR ACCRUED         PAID        LIABILITY
    -----------------------------------------------------------------------------------------------------------
    1.  WITHHOLDING**                                    $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    2.  FICA-EMPLOYEE**                                  $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    3.  FICA-EMPLOYER**                                  $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    4.  UNEMPLOYMENT                                     $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    5.  INCOME                                           $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    6.  OTHER (ATTACH LIST)                              $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    7.  TOTAL FEDERAL TAXES                              $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    -----------------------------------------------------------------------------------------------------------
    8.  WITHHOLDING                                      $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    9.  SALES                                            $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    10. EXCISE                                           $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    11. UNEMPLOYMENT                                     $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    12. REAL PROPERTY                                    $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    13. PERSONAL PROPERTY                                $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    14. OTHER (ATTACH LIST)                              $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    15. TOTAL STATE & LOCAL                              $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------
    16. TOTAL TAXES                                      $0                 $0            $0               $0
    -----------------------------------------------------------------------------------------------------------


    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

    ---------------------------------------
    CASE NAME: Longhorn Solutions, Inc.       ACCRUAL BASIS-5
    ---------------------------------------

    ---------------------------------------
    CASE NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
    ---------------------------------------

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:   June 2002
                                                            -----------------------------------------------------------
    ----------------------------------------
    BANK RECONCILIATIONS
                                                Account #1           Account #2              Account #3
    -------------------------------------------------------------------------------------------------------------------
    A.   BANK:                                     Bank One              Mid-Cities
    ------------------------------------------------------------------------------------------------------
    B.   ACCOUNT NUMBER:                          1586267807              4235800                               TOTAL
    ------------------------------------------------------------------------------------------------------
    C.   PURPOSE (TYPE):                    Operating-Closed 11/00 Operating - Closed 5/00
    -------------------------------------------------------------------------------------------------------------------
    1.  BALANCE PER BANK STATEMENT                              $0                      $0                          $0
    -------------------------------------------------------------------------------------------------------------------
    2.  ADD: TOTAL DEPOSITS NOT CREDITED                        $0                      $0                          $0
    -------------------------------------------------------------------------------------------------------------------
    3.  SUBTRACT: OUTSTANDING CHECKS                            $0                      $0                          $0
    -------------------------------------------------------------------------------------------------------------------
    4.  OTHER RECONCILING ITEMS                                 $0                      $0                          $0
    -------------------------------------------------------------------------------------------------------------------
    5.  MONTH END BALANCE PER BOOKS                             $0                      $0            $0            $0
    -------------------------------------------------------------------------------------------------------------------
    6.  NUMBER OF LAST CHECK WRITTEN            account closed          account closed
    -------------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    INVESTMENT ACCOUNTS

    -------------------------------------------------------------------------------------------------------------------
                                                  DATE OF                    TYPE OF          PURCHASE       CURRENT

    BANK, ACCOUNT NAME & NUMBER                   PURCHASE                 INSTRUMENT          PRICE          VALUE
    -------------------------------------------------------------------------------------------------------------------
    7.  N/A
    -------------------------------------------------------------------------------------------------------------------
    8.  N/A
    -------------------------------------------------------------------------------------------------------------------
    9.  N/A
    -------------------------------------------------------------------------------------------------------------------
    10. N/A
    -------------------------------------------------------------------------------------------------------------------
    11. TOTAL INVESTMENTS                                                                             $0            $0
    -------------------------------------------------------------------------------------------------------------------

    ----------------------------------------
    CASH

    -------------------------------------------------------------------------------------------------------------------
    12. CURRENCY ON HAND                                                                                            $0
    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------
    13. TOTAL CASH - END OF MONTH                                                                                   $0
    -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -------------------------------------
   CASE NAME: Longhorn Solutions, Inc.              ACCRUAL BASIS-6
   --------------------------------------

   --------------------------------------
   CASE NUMBER: 400-42147-BJH-11                        02/13/95, RWD, 2/96
   --------------------------------------

                                                   MONTH:           June 2002
                                                  ----------------------------

   --------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   --------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------------
                                 INSIDERS

   ----------------------------------------------------------------------
                               TYPE OF        AMOUNT       TOTAL PAID
             NAME              PAYMENT         PAID          TO DATE
   ----------------------------------------------------------------------
   1.   Mary Phillips      Salary                  $0          $68,750
   ----------------------------------------------------------------------
   2.

   ----------------------------------------------------------------------
   3.

   ----------------------------------------------------------------------
   4.

   ----------------------------------------------------------------------
   5.

   ----------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                $0          $68,750
   ----------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------
                                                     PROFESSIONALS
   ----------------------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                                            TOTAL
                                 ORDER AUTHORIZING       AMOUNT           AMOUNT         TOTAL PAID       INCURRED
             NAME                     PAYMENT           APPROVED           PAID           TO DATE        & UNPAID *
   ----------------------------------------------------------------------------------------------------------------------
   1.   N/A
   ----------------------------------------------------------------------------------------------------------------------
   2.   N/A
   ----------------------------------------------------------------------------------------------------------------------
   3.   N/A
   ----------------------------------------------------------------------------------------------------------------------
   4.   N/A
   ----------------------------------------------------------------------------------------------------------------------
   5.   N/A
   ----------------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                                    $0               $0               $0              $0
   ----------------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


   ---------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   ---------------------------------------------------------------------

   ---------------------------------------------------------------------
                                  SCHEDULED     AMOUNTS
                                   MONTHLY       PAID         TOTAL
                                  PAYMENTS      DURING        UNPAID
           NAME OF CREDITOR         DUE         MONTH      POSTPETITION
   ---------------------------------------------------------------------
   1.   N/A
   ---------------------------------------------------------------------
   2.   N/A
   ---------------------------------------------------------------------
   3.   N/A
   ---------------------------------------------------------------------
   4.   N/A
   ---------------------------------------------------------------------
   5.   N/A
   ---------------------------------------------------------------------
   6.   TOTAL                         $0           $0             $0
   ---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

   ------------------------------------------------
   CASE NAME: Longhorn Solutions, Inc.                 ACCRUAL  BASIS-7
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42147-BJH-11                         02/13/95, RWD, 2/96
   ------------------------------------------------

                                                     MONTH:  June 2002
                                                           -------------------

   --------------------------------------------------
   QUESTIONNAIRE

   -------------------------------------------------------------------------------------------------------------------------
                                                                                              YES               NO
   -------------------------------------------------------------------------------------------------------------------------
    1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
         BUSINESS THIS REPORTING PERIOD?                                                                         X
   -------------------------------------------------------------------------------------------------------------------------
    2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
         POSSESSION ACCOUNT?                                                                                     X
   -------------------------------------------------------------------------------------------------------------------------
    3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
         RELATED PARTIES?                                                                                        X
   -------------------------------------------------------------------------------------------------------------------------
    4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
         PERIOD?                                                                                                 X
   -------------------------------------------------------------------------------------------------------------------------
    5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                 X
   -------------------------------------------------------------------------------------------------------------------------
    6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                            X
   -------------------------------------------------------------------------------------------------------------------------
    7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                            X
   -------------------------------------------------------------------------------------------------------------------------
    8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                        X
   -------------------------------------------------------------------------------------------------------------------------
    9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                              X
   -------------------------------------------------------------------------------------------------------------------------
    10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                              X
   -------------------------------------------------------------------------------------------------------------------------
    11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                       X
   -------------------------------------------------------------------------------------------------------------------------
    12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                         X
   -------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   --------------------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------------------


   --------------------------------------------------
   INSURANCE

   --------------------------------------------------------------------------------------------------------------------------
                                                                                              YES               NO
   --------------------------------------------------------------------------------------------------------------------------
   1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                              X
   --------------------------------------------------------------------------------------------------------------------------
   2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                X
   --------------------------------------------------------------------------------------------------------------------------
   3.    PLEASE ITEMIZE POLICIES BELOW.
   --------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                                  INSTALLMENT  PAYMENTS
   -----------------------------------------------------------------------------
            TYPE OF                                            PAYMENT AMOUNT
             POLICY              CARRIER     PERIOD COVERED     & FREQUENCY
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

---------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                  FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           ACCRUAL BASIS
---------------------------------------------

                                        MONTH:            June 2002
                                               --------------------------------

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  ACCRUAL BASIS     LINE
   FORM NUMBER     NUMBER                       FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

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       6                     All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------
                              Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------
                              Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------

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       7                     All other insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------------
                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
-----------------------------------------------------------------------------------------------
                              400-42141.
-----------------------------------------------------------------------------------------------

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    General                  Operations of this entity ceased October 12, 2000. Costs incurred
-----------------------------------------------------------------------------------------------
                              are final closing relating items.
-----------------------------------------------------------------------------------------------

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

================================================================================

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                   June 2002


8.  OTHER (ATTACH LIST)                    $             801,821 Reported
                                           ----------------------
      Intercompany Receivables                           762,156
      Deferred Taxes                                      36,717
      Security Deposit                                     2,948
                                           ----------------------
                                                         801,821 Detail
                                           ----------------------
                                                               - Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)             $           2,723,098 Reported
                                           ----------------------
      Software knowledge                               3,397,988
      Accum Amortization                                (674,890)
                                           ----------------------
                                                       2,723,098 Detail
                                           ----------------------
                                                               - Difference

27. OTHER (ATTACH LIST)                    $           1,225,717 Reported
                                           ----------------------
      Accrued income taxes                               (71,204)
      Deferred income tax expense                      1,296,921
                                           ----------------------
                                                       1,225,717 Detail
                                           ----------------------
                                                               - Difference